Exhibit 99.1

NN, Inc.

Supplemental Business Segment Financial Information

Net Sales and Income from Operations

Life Sciences and Power Solutions

(unaudited)

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Precision Engineered Products
GAAP net sales	$258,816	$71,109	$71,289	$66,492	$74,051	$282,941
Income from operations	$33,900	$10,417	$10,617	$7,177	$8,500	$36,711
Non-GAAP adjusted income from operations (a)	$58,279	$15,483	$15,584	$12,544	$15,127	$58,738
Non-GAAP adjusted operating margin (1)	22.5%	21.8%	21.9%	18.9%	20.4%	20.8%

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Power Solutions
GAAP net sales	$180,330	$48,424	$48,734	$44,824	$44,620	$186,602
Income from operations	$24,060	$6,795	$6,819	$4,166	$5,660	$23,440
Non-GAAP adjusted income from operations (a)	$37,695	$9,620	$9,544	$7,291	$9,048	$35,503
Non-GAAP adjusted operating margin (1)	20.9%	19.9%	19.6%	16.3%	20.3%	19.0%

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Life Sciences
GAAP net sales	$80,057	$23,129	$23,114	$22,154	$29,932	$98,329
Income from operations	$9,840	$3,622	$3,798	$3,011	$2,840	$13,271
Non-GAAP adjusted income from operations (a)	$20,584	$5,863	$6,040	$5,253	$6,079	$23,235
Non-GAAP adjusted operating margin (1)	25.7%	25.4%	26.1%	23.7%	20.3%	23.6%

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Elimination
GAAP net sales	$(1,571)	$(444)	$(559)	$(486)	$(501)	$(1,990)
Income from operations	$—	$—	$—	$—	$—	$—
Non-GAAP adjusted income from operations (a)	$—	$—	$—	$—	$—	$—

(1)	Non-GAAP adjusted operating margin = Non-GAAP adjusted income from operations / GAAP net sales
(a)

Non-GAAP Adjusted income from operations, represents GAAP income from operations, adjusted to exclude the effects of restructuring and integration expense, non-operational charges related to acquisition, divestiture and integration costs, intangible amortization costs for fair value step-up in values related to acquisitions, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income from operations, is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income from operations.

NN, Inc.

Reconciliation of GAAP Income from Operations to Non-GAAP Adjusted Income from Operations

Supplemental Business Segment Financial Information - Life Sciences and Power Solutions

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Precision Engineered Products
GAAP income from operations	$33,900	$10,417	$10,617	$7,177	$8,500	$36,711
Restructuring and integration expense	1,318	—	—	—	—	—
Acquisition and transition expense	596	100	—	400	1,548	2,048
Amortization of intangibles	22,465	4,966	4,967	4,967	5,079	19,979

Non-GAAP adjusted income from operations (a)	$58,279	$15,483	$15,584	$12,544	$15,127	$58,738

Non-GAAP adjusted operating margin (1)	22.5%	21.8%	21.9%	18.9%	20.4%	20.8%
GAAP net sales	$258,816	$71,109	$71,289	$66,492	$74,051	$282,941

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Power Solutions
GAAP income from operations	$24,060	$6,795	$6,819	$4,166	$5,660	$23,440
Restructuring and integration expense	717	—	—	—	—	—
Acquisition and transition expense	596	100	—	400	664	1,164
Amortization of intangibles	12,322	2,725	2,725	2,725	2,724	10,899

Non-GAAP adjusted income from operations (a)	$37,695	$9,620	$9,544	$7,291	$9,048	$35,503

Non-GAAP adjusted operating margin (1)	20.9%	19.9%	19.6%	16.3%	20.3%	19.0%
GAAP net sales	$180,330	$48,424	$48,734	$44,824	$44,620	$186,602

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Life Sciences
GAAP income from operations	$9,840	$3,622	$3,798	$3,011	$2,840	$13,271
Restructuring and integration expense	601	—	—	—	—	—
Acquisition and transition expense	—	—	—	—	884	884
Amortization of intangibles	10,143	2,241	2,242	2,242	2,355	9,080

Non-GAAP adjusted income from operations (a)	$20,584	$5,863	$6,040	$5,253	$6,079	$23,235

Non-GAAP adjusted operating margin (1)	25.7%	25.4%	26.1%	23.7%	20.3%	23.6%
GAAP net sales	$80,057	$23,129	$23,114	$22,154	$29,932	$98,329

$000s	For the Year Ended 31-Dec, 2016	For the Quarters Ended 2017				For the Year Ended 31-Dec, 2017
		31-Mar	30-Jun	30-Sep	31-Dec
Elimination
GAAP net sales	$(1,571)	$(444)	$(559)	$(486)	$(501)	$(1,990)

(1)	Non-GAAP adjusted operating margin = Non-GAAP adjusted income from operations / GAAP net sales
(a)

Non-GAAP Adjusted income from operations, represents GAAP income from operations, adjusted to exclude the effects of restructuring and integration expense, non-operational charges related to acquisition, divestiture and integration costs, intangible amortization costs for fair value step-up in values related to acquisitions, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income from operations, is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income from operations.